As with all mutual funds, the Securities and Exchange Commission has not judged whether the funds of the John Hancock Variable Series Trust I are good investments or whether the information in this prospectus is adequate and accurate. Anyone who tells you otherwise is committing a federal crime.

JOHN HANCOCK
VARIABLE SERIES TRUST I

PROSPECTUS

September 19, 2002

Large Cap Growth Fund
Growth & Income Fund
Managed Fund
Active Bond Fund
Money Market Fund

                Managed by John Hancock Life Insurance Company
                              John Hancock Place
                               Boston, MA 02117

Contents

--------------------------------------------------------------------------------



John Hancock Variable Series           Overview                                    1
Trust I ("Trust")

                                       Your Investment Choices                     2
A fund-by-fund summary of goals,       Large Cap Growth Fund                       6
strategies and risks.                  Growth & Income Fund                        8
                                       Managed Fund                               12
                                       Active Bond Fund                           16
                                       Money Market Fund                          18

Policies and instructions for opening, Your Account                               20
maintaining and closing an account in  Investments in shares of the funds         20
any fund                               Share price                                20
                                       Valuation                                  20
                                       Conflicts                                  20

Further information on the funds       Funds' Expenses                            21

                                       Dividends and Taxes                        21
                                       Dividends                                  21
                                       Taxes                                      21

Further information on the Trust       Trust Business Structure                   22

Additional subadviser information      Appendix A                                 23

                                       Appendix B                                 24

                                       For more information               back cover

Overview

--------------------------------------------------------------------------------


FUND INFORMATION KEY
Concise fund-by-fund descriptions begin on page 6. Each description provides the following information:

Goal and Strategy The fund's particular investment goals and the principal strategies it intends to use in pursuing those goals.

Subadviser/Manager The firm and individual(s) providing investment management services to the fund.

Past Performance The fund's total return, measured year-by-year and over time.

Main Risks The significant risk factors associated with the fund. The risks are categorized as "Primary" or "Secondary". The Primary Risks are considered major factors in the fund's performance and are described first. The Secondary Risks are not considered major factors in the fund's performance because the fund would not normally commit a large portion of its assets to the investments involved. However, the Secondary Risks are of such a nature that they could significantly affect the fund's performance, even if the investments are held in relatively small amounts.

Financial Highlights The fund's operating performance per share, measured year-by-year.

THE FUNDS
The Trust offers investment choices, or funds, for the variable annuity and variable life insurance contracts ("variable contracts") of:

.. John Hancock Life Insurance Company ("John Hancock"),

.. John Hancock Variable Life Insurance Company ("JHVLICO"), and

.. certain other insurance companies that may or may not be affiliated with John
  Hancock.

In some variable contract forms, the Trust may be referred to by some other term (such as the "Fund" or "Series Fund") and the investment choices may also be referred to by some other term (such as "Portfolios" or "Series").

RISKS OF FUNDS
These funds, like all mutual funds, are not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in these funds. So, be sure to read all risk disclosure carefully before investing.

MANAGEMENT
John Hancock is the investment adviser of each fund of the Trust. John Hancock is a Massachusetts stock life insurance company. On February 1, 2000, John Hancock changed its form of organization and its name. Prior to that date, it was John Hancock Mutual Life Insurance Company, a mutual life insurance company that was chartered in 1862. At the end of 2001, John Hancock and its affiliates managed approximately $124 billion in assets, of which it owned approximately $81 billion.

All of the funds of the Trust have subadvisers. John Hancock recommends subadvisers for the funds to the Trust, and oversees and evaluates the subadvisers' performance. John Hancock also overseas the allocation of assets between subadvisers for the "multi-managed" Growth & Income Fund, and manages the Trust's joint trading account for various funds' liquidity reserves.

Each subadviser has discretion to purchase and sell securities for the fund, or the portion of a fund, that it manages. While employing their own investment approach in managing a fund, each subadviser must also adhere to the fund's investment goals, strategies and restrictions.

Your Investment Choices

--------------------------------------------------------------------------------


The Trust offers a number of investment choices, or funds, to suit a variety of objectives under variable contracts. 4 of these funds--the Large Cap Growth, Growth & Income, Managed, and Active Bond Funds--support investment options available under your variable contract. The Money Market Fund is used only as a place to hold premium payments processed prior to the twentieth day after the contract's date of issue. It is not an investment option you can select. Each fund has its own strategy and its own risk/reward profile.The funds can be broadly categorized as equity funds and bond funds. Within these broad categories, the funds can be further categorized as follows:

EQUITY FUNDS
Equity funds can be categorized in two ways--by capitalization and by investment style.

Capitalization          Equity funds can be categorized by market capitalization, which is defined as the market value of all shares of a company's stock. Capitalization requirements for each equity fund are described in the "Goal and Strategy" discussion for the fund and will differ from fund to fund within each capitalization category. For more information on these capitalization requirements, turn to page 5. In volatile market environments, a fund's market cap ex-
                        posure may be allowed to shift temporarily outside of the normal range in order to avoid unnecessary transaction costs.

                        Large Cap Funds:
.. Large Cap Growth Fund These funds invest primarily in large, well-established companies that typically are very actively traded and provide more stable investment returns over time. Large cap funds are appropriate for investors who want the least volatile investment returns within the overall equity markets.

                        Large/Mid Cap Funds:
.. Growth & Income Fund  These funds invest primarily in large cap and mid cap companies. The capitalization of these funds can shift over time from primarily large cap to primarily mid cap or vice versa depending on where the manager identifies investment opportunities. These funds are gen-
                        erally more volatile than pure large cap funds, but generally less volatile than pure mid cap funds.

                        Mid Cap Funds:
                        These funds invest primarily in medium-sized, less established companies that are less ac-
                        tively traded and provide more share price volatility over time than large cap stocks. Mid cap funds are appropriate for investors who are willing to accept more volatile investment returns within the overall equity markets for the potential reward of higher long-term re-
                        turns.

                        Small/Mid Cap Funds:
                        These funds invest primarily in mid cap and small cap companies. The capitalization of these funds can shift over time from primarily mid cap to primarily small cap or vice versa depending on where the manager identifies investment opportunities. These funds are gen-
                        erally more volatile than pure mid cap funds, but generally less volatile than pure small cap funds.

                        Small Cap Funds:
                        These funds invest primarily in small newly established companies that are less actively traded and have a high level of share price volatility over time. Small cap funds are appro-
                        priate for investors who are willing to accept the most volatile investment returns within the overall equity markets for the potential reward of higher long-term returns.

                        Multi Cap Funds:
                        These Funds invest in large cap, mid cap and small cap companies. The capitalization of these Funds can shift over time depending on where the manager identifies investment op-
                        portunities. These Funds are generally more volatile than pure large cap Funds, but gen-
                        erally less volatile than pure small cap Funds.

Investment Style

                              Value Funds:
                              Value funds invest in companies that are attractively priced, considering their asset and earnings history. These stocks typically pay above average dividends and have low stock prices relative to measures of earnings and book value. Value funds are appropriate for in-
                              vestors who want some dividend income and the potential for capital gains, but are less tol-
                              erant of share-price fluctuations.

                              Growth Funds:
.. Large Cap Growth Fund       Growth funds invest in companies believed to have above-average prospects for capital growth due to their strong earnings and revenue potential. Growth stocks typically have high stock prices relative to measures of earnings and book value. Growth funds are appro-
                              priate for investors who are willing to accept more share-price volatility for the potential reward of higher long-term returns.

                              Blend Funds:
.. Growth & Income Fund        Blend funds invest in both value and growth companies. Blend funds are appropriate for investors who seek both dividend and capital appreciation characteristics.

BALANCED FUNDS
Balanced funds invest in a combination of stocks and bonds and actively manage the mix of stocks and bonds within a target range.
Domestic balanced funds invest in U.S. stocks and bonds. Global balanced funds invest in foreign and U.S. stocks and bonds.

.. Managed Fund

BOND FUNDS

Bond funds can be categorized in two ways--by average maturity and by credit quality:

Average Maturity              Bond maturity is a key measure of interest rate risk. A bond's maturity measures the time remaining until the bond matures, or until the repayment of the bond's principal comes due. The longer a bond's maturity, the more sensitive the bond's price is to changes in interest rates.

                              Short:
.. Money Market Fund           These funds invest primarily in bonds with short maturities, and maintain a weighted aver-
                              age effective maturity which is typically between one and three years. These funds have less interest rate risk than intermediate-term bond funds.

                              Intermediate:
.. Active Bond Fund            These funds invest in bonds of all maturities and maintain a weighted average effective maturity which is typically between three and ten years. These funds have more interest rate risk than short-term bond funds.

Credit Quality                Credit quality is a measure of the ability of a bond issuer to meet its financial obligations and repay principal and interest. High quality bonds have less credit risk than lower quality bonds. Investment grade bonds typically have "high" or "medium" credit quality ratings
                              (as defined below), while high-yield bonds have "low" credit quality ratings.

                    High:
.. Money Market Fund These funds focus on the highest-rated, most creditworthy bonds or money market instru-
                    ments and typically maintain an average credit quality rating of AAA/Aaa (A-1/P-1 for money market funds).

                   Medium:
.. Active Bond Fund These funds invest in bonds of all credit quality levels with a focus on investment grade bonds. These funds typically maintain an average credit quality rating of AA/Aa, A or
                   BBB/Baa.

                   Low:
                   These funds invest primarily in lower rated bonds--known as high yield or "junk" bonds.
                   These funds typically maintain a below investment-grade average credit quality rating of
                   BB/Ba or B.

MARKET CAPITALIZATION DATA
The Large Cap Growth Fund describes its market capitalization requirement by referring to the Russell 1000(R) Growth Index, a widely recognized source of market capitalization data. Publishers of such equity indexes typically define their constituents at least annually. The range of market capitalization for the Russell 1000(R) Growth Index changes with daily changes in the overall equity market levels.

The following market capitalization ranges for the Russell 1000(R) Growth Index are based on statistics at year-end 2001:

                         Smallest     Largest      Weighted Average    Used with the following
        Index             Stock        Stock     Market Capitalization          Fund:
Russell 1000(R) Growth $240 million $398 billion     $126 billion         Large Cap Growth

Some of the equity funds also describe investment strategies by referring to investments in companies with market capitalizations that are within the range of capitalizations of a segment of the Russell 3000(R) Index. The market capitalization related to each segment is typically adjusted on a quarterly basis, but in extraordinary circumstances adjustments may be made as frequently as monthly. Market capitalization ranges for the following segments of that index are based on statistics at year-end 2001:

                                                           Approximate        Used with the following
                 Segment of Index                     Market Capitalization          Fund(s):
300 largest companies in the Russell 3000(R) Index  greater than $6.9 billion Large Cap Growth
1000 largest companies in the Russell 3000(R) Index greater than $1.4 billion Growth & Income Managed

The Russell 3000(R) Index and Russell 1000(R) Growth Index are service marks of Frank Russell Company, which does not sponsor and is not in any way affiliated with the Trust. Inclusion of a security in the index in no way implies an opinion on the part of Frank Russell Company as to its attractiveness or appropriateness as an investment.

ADDITIONAL INFORMATION

Financial Highlights Tables
The financial highlights tables on the following pages detail the historical performance of each fund, including total return information for the past 5 years (or such shorter period as the fund has been in operation). The "total returns" in each table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). Certain information in each table reflects financial results for a single fund share. The "total investment return" shown for each fund does not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached. If the earliest period shown in the financial highlights table is less than a full calendar year, the two "Ratios" shown for that period have been annualized (i.e., projected as if the fund had been in effect for a full year). However, the "total investment return" and "turnover rate" for that period have not been annualized. The financial highlights have been audited by Ernst & Young LLP, whose report (along with the Trust's financial statements) are included in the Trust's annual report, which is available upon request.

During the year 2000, the Trust entered into a new subadvisory agreement (i) with Putnam Investment Management, LLC for management of the Growth & Income Fund and (ii) with Capital Guardian Trust Company for management of the Managed Fund.

Had the Managed and Active Bond Funds not amortized premiums and accreted discounts on debt securities, the "ratio of net investment income to average net assets" for the period ended December 31, 2001 would have been 2.29% and 6.28%, respectively.

General
In the following pages, any fund investment strategy that is stated as a percentage of a fund's assets applies at all times, not just at the time the fund buys or sells an investment security. However, when markets are unusually volatile or when a fund experiences unusually large cash flows, a fund may be allowed to temporarily deviate from its normal strategy to avoid unnecessary transaction costs. The trustees of the Trust can change the investment goals and strategy of any fund without shareholder (i.e., contractowner) approval.

The equity funds may participate in initial public offerings (IPOs). Under certain market conditions, such participation could significantly improve a fund's total investment return. There is no assurance that such market conditions will continue and provide the same favorable impact on future investment returns.

If the total investment return for any fund for any given year appears unusually high, the return may be attributable to unusually favorable market conditions which will probably not be sustainable. For instance, a high total investment return may reflect participation in IPOs, "hot" industries (e.g., internet-related companies), private placements and/or leveraging investment techniques during the period indicated. There is no assurance that any of those methods, or any other investment technique, will continue to have the same impact on the fund's total investment returns.

In this prospectus, the term "stock" is used as a shorthand reference for equity investments generally and the term "bond" is used as a shorthand reference for debt obligations generally.

Large Cap Growth Fund


GOAL AND STRATEGY

This is a non-diversified large cap stock fund with a growth emphasis that seeks capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of proprietary equity research and quantitative tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects. The manager seeks to maintain risk and sector characteristics similar to the Russell 1000(R) Growth Index.

The Fund is "non-diversified" which means it can take larger positions in individual issuers. The Fund normally invests in 75 to 160 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Growth Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 300 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater than $6.9 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings
(IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $20 billion in assets at the end of 2001

FUND MANAGERS

Management by investment team overseen by:

Mark C. Lapman
---------------------
President and CEO of subadviser
Joined subadviser in 1982

John C. Forelli
---------------------
Senior Vice President of subadviser
Joined subadviser in 1990

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                                    [CHART]


 1991    1992   1993    1994     1995    1996    1997    1998    1999     2000      2001
------  -----  ------  -------  ------  ------  ------  ------  ------  --------  --------
25.50%  9.90%  13.80%  (0.98)%  31.64%  18.27%  30.89%  39.51%  24.07%  (17.89)%  (17.54)%



Best quarter: up 27.79%, fourth quarter 1998 Worst quarter: down 21.05%, first quarter 2001

Average annual total returns -- for periods ending 12/31/2001*
                          Fund               Index
1 year                   -17.54%            -20.42%
5 years                    8.94%              8.27%
10 years                  11.46%             10.79%
Life of fund              12.49%             12.33%

Index: Russell 1000(R) Growth Index

*  Began operations on March 29, 1986.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                                         1997       1998        1999         2000        2001
Net asset value, beginning of period                            $  17.49  $    20.82  $    26.19  $    27.33   $  18.89
Income from investment operations:
  Net investment income (loss)                                      0.17        0.14        0.09        0.03       0.04
  Net realized and unrealized gain (loss) on investments*           5.21        8.05        6.03       (4.89)     (3.36)
  Total from investment operations                                  5.38        8.19        6.12       (4.86)     (3.32)
Less distributions:
  Distributions from net investment income and capital paid in     (0.17)      (0.14)      (0.09)      (0.11)     (0.03)
  Distributions from net realized gain on investments sold         (1.88)      (2.68)      (4.89)      (2.69)        --
  Distributions in excess of income & gains                           --          --          --       (0.78)        --
  Total distributions                                              (2.05)      (2.82)      (4.98)      (3.58)     (0.03)
Net asset value, end of period                                  $  20.82  $    26.19  $    27.33  $    18.89   $  15.54
Total investment return                                            30.89%      39.51%      24.07%     (17.89)%   (17.54)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                     $754,398  $1,126,764  $1,382,473  $1,146,787   $770,915
Ratio of expenses to average net assets (%)                         0.44%       0.41%       0.39%       0.46%      0.41%
Ratio of net investment income (loss) to average net assets (%)     0.86%       0.59%       0.33%       0.10%      0.23%
Turnover rate (%)                                                  83.82%      56.41%      37.42%      89.30%     63.96%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Growth & Income Fund


GOAL AND STRATEGY

This is a non-diversified large and mid-cap stock fund that seeks income and long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies.

The Fund employs a multi-style and multi-manager approach with two sub-advisers, each of which employs its own investment approach and independently manages its portion or portions of the Fund. The Fund uses three distinct investment styles intended to complement each other: growth, value and blend. The allocation across styles as of year-end 2001 is approximately: growth portion 20%, value portion 20% and blend portion 60%. All investments in the Fund will be allocated equally between the two subadvisers, while redemptions will be allocated on an asset-weighted basis. Moreover, the allocation between the value and blend portions will be managed so that the value portion will be approximately equal to the growth portion over time. All of these allocation methodologies may change in the future.

Independence Investment LLC ("Independence") manages two portions of the Fund--the value style portion and the blend style portion. Independence selects stocks using a combination of proprietary equity research and quantitative tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects.

Independence seeks to maintain risk and sector characteristics similar to the market benchmark for its portion of the Fund. Independence normally invests its portion of the Fund in 75 to 160 stocks, with at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 1000 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater that $1.4 billion.

Putnam Investment Management, LLC ("Putnam") manages the growth style portion of the Fund. Putnam selects stocks using a combination of:

.. a systematic screening approach to rank stocks based on: fundamental catalyst
  (such as earnings surprise and momentum); valuation (such as price-to-sales ratio); and financial strength (such as superior cash flow); and

.. proprietary fundamental equity research to identify companies with strong and innovative management teams, opportunities for above average growth within their industry and strong competitive positioning relative to peers and suppliers.

Putnam seeks broad diversification by security and sector and uses risk management tools and qualitative judgment to determine sector and stock-specific weightings. Putnam normally invests in 65 to 120 stocks, with at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 1000 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater that $1.4 billion.

The Fund is "non-diversified", which means that it can take larger positions in individual issuers.

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $20 billion in assets at end of 2001

FUND MANAGERS

Management by investment team overseen by:

Paul F. McManus
---------------------
Senior Vice President of subadviser
Joined subadviser in 1982

Thomas D. Spicer
---------------------
Senior Vice President of subadviser
Joined subadviser in 1991

SUBADVISER

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

Managing since 1937
Managing Fund since November, 2000
Managed approximately $315 Billion in assets at the end of 2001

FUND MANAGERS

Team Managed By:
4 Portfolio Managers
Average 8 years with Putnam
Average 17 years industry experience
See Appendix A for more details

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                                    [CHART]


 1992   1993    1994     1995    1996    1997    1998    1999    2000      2001
-----  ------  -------  ------  ------  ------  ------  ------ --------  -------
8.90%  13.33%  (0.56)%  34.21%  20.10%  29.79%  30.25%  16.23% (13.10)% (15.44)%


Best quarter: up 24.07%, fourth quarter 1998 Worst quarter: down 16.99%, third quarter 2001

Average annual total return -- for periods
ending 12/31/2001*
                                               Fund   Index 1 Index 2 Index 3**
1 year                                        -15.44% -11.87% -12.45%  -11.87%
5 years                                         7.62%  10.70%  10.50%   10.70%
10 years                                       11.06%  12.93%  12.85%   12.93%
Life of fund                                   12.02%  13.31%  13.05%   13.31%

Index 1: S&P 500 Index
Index 2: Russell 1000 Index (effective May, 2002)
Index 3: S&P 500 Index (from inception through April, 2002) and Russell 1000
      Index (after April, 2002)

*  Began operations on March 29, 1986.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

FINANCIAL HIGHLIGHTS

(Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                                          1997        1998        1999         2000          2001
Net asset value, beginning of period                            $    14.65  $    16.61  $    19.49  $    20.01   $    14.18
Income from investment operations:
  Net investment income (loss)                                        0.27        0.23        0.20        0.17         0.06
  Net realized and unrealized gain (loss) on investments*             4.07        4.75        2.88       (2.77)       (2.25)
  Total from investment operations                                    4.34        4.98        3.08       (2.60)       (2.19)
Less distributions:
  Distributions from net investment income and capital paid in       (0.27)      (0.23)      (0.20)      (0.40)       (0.06)
  Distributions from net realized gain on investments sold           (2.11)      (1.87)      (2.36)      (2.69)          --
  Distributions in excess of income & gains                             --          --          --       (0.14)          --
  Total distributions                                                (2.38)      (2.10)      (2.56)      (3.23)       (0.06)
Net asset value, end of period                                  $    16.61  $    19.49  $    20.01  $    14.18   $    11.93
Total investment return                                              29.79%      30.25%      16.23%     (13.10)%     (15.44)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                     $2,785,964  $3,670,785  $4,218,841  $3,324,988   $2,476,319
Ratio of expenses to average net assets (%)                           0.28%       0.27%       0.28%       0.40%        0.72%
Ratio of net investment income (loss) to average net assets (%)       1.61%       1.24%       0.98%       0.84%        0.49%
Turnover rate (%)                                                    74.56%      48.45%      70.16%     112.94%      104.47%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
(1) Excludes merger activity.

Managed Fund


GOAL AND STRATEGY

This is a non-diversified balanced stock and bond fund that seeks income and long-term capital appreciation.

The Fund invests primarily in a diversified mix of:

.. common stocks of large and mid-sized U.S. companies, and

.. bonds with an overall intermediate term average maturity.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. At year-end 2001, Independence managed approximately 80% of the assets of the Fund and Capital Guardian managed the remainder. All investments in the Fund will be allocated equally between the two subadvisers, while redemptions will be allocated on an asset-weighted basis. These allocation methodologies may change in the future.

Independence Investment LLC ("Independence") selects stocks and bonds using a combination of proprietary research and quantitative tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects. Independence seeks to maintain the equity risk and sector characteristics of its portion of the Fund similar to those of the overall equity market. Independence invests in bonds and bond sectors that are attractively priced based on market fundamentals and technical factors. The manager opportunistically emphasizes bonds with yields in excess of Treasury securities.

Independence's portion of the Fund has a target mix of 60% equities and 40% bonds, but Independence actively manages the mix within +/- 10 percentage points of the target mix. Independence normally invests its equity portion in 75 to 160 stocks, with at least 65% (usually higher) in companies with market capitalizations that are within the range of capitalization of the 1000 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater than $1.4 billion. Independence may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

Capital Guardian Trust Company ("Capital Guardian") selects stocks and bonds using proprietary fundamental research that focuses on identifying securities that are believed to be undervalued (i.e., with current prices below long-term value).

Capital Guardian's portion of the Fund has a target mix of 70% equities and 30% bonds, but Capital Guardian actively manages the mix within +/- 15 percentage points of the target mix.

Capital Guardian uses a multiple portfolio manager system in which the stock and bond portions of the Fund are divided into segments that are each managed by individual portfolio managers and/or research analysts. Capital Guardian's strategy is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts.

Capital Guardian's equity sector exposures are a result of stock selection as opposed to predetermined allocations. Capital Guardian normally invests its equity portion in 75 to 150 stocks, with at least 65% (usually higher) in companies with market capitalizations that are within the range of capitalization of the 1000 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater than $1.4 billion. Capital Guardian may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

The Fund is "non-diversified," which means that it can take larger positions in individual issuers.

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------


SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $20 billion in assets at the end of 2001

FUND MANAGERS

Management by investment team overseen by:

John C. Forelli (equity)
---------------------
Senior Vice President of subadviser
Joined subadviser in 1990

James E. Shallcross (fixed income)
---------------------
Senior Vice President of subadviser
Joined subadviser in 1991

SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $120 billion in assets at the end of 2001

FUND MANAGERS

Equity
---------------------
Managed by team of 22 research analysts
Average of 10 years with Capital Guardian
Average of 14 years industry experience

Fixed Income
---------------------
Team managed by 4 portfolio managers
Average of 12 years with Capital Guardian
Average of 16 years industry experience
See Appendix B for more details

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Market Allocation Risk: The allocation of the Fund's assets among major asset classes (i.e., stocks, bonds, and short-term debt securities) may (1) reduce the Fund's holdings in a class whose value then increases unexpectedly, or (2) increase the Fund's holdings in a class just prior to its experiencing a loss of value.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will gener ally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the Fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB-/Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Concentration Risk. The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.


--------------------------------------------------------------------------------

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                                    [CHART]

  1991     1992     1993     1994    1995    1996    1997    1998      1999     2000    2001
 ------    -----   ------  -------   ------  ------  ------   ------   -----   -----  -------
 22.00%    7.70%   11.60%  (2.23)%   27.09%  10.72%  18.72%   20.42%   9.10%   0.03%  (2.84)%



Best quarter: up 14.77%, fourth quarter 1998 Worst quarter: down 8.28%, third quarter 2001

Average annual total return -- for periods ending 12/31/2001*
                                                               Fund  Index 1 Index 2 Index 3**
                        1 year                                -2.84% -11.88%  8.42%   -3.72%
                        5 years                                8.67%  10.70%  7.43%    9.39%
                        10 years                               9.63%  12.93%  7.23%   10.26%
                        Life of fund                          10.59%  13.31%  8.18%   11.02%

Index 1: S&P 500 Index
Index 2: Lehman Brothers Aggregate Bond Index
Index 3: A composite index combining the performance of the following indices over the periods indicated: 50% S&P 500 Index/50% Lehman Brothers Aggregate Bond Index (from inception through December, 1997) and 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index (after December, 1997)

*  Began operations on March 29, 1986.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

FINANCIAL HIGHLIGHTS

(Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                                          1997        1998        1999        2000          2001
Net asset value, beginning of period                            $    13.35  $    14.35  $    15.64  $    15.45  $    13.82
Income from investment operations:
  Net investment income (loss)                                        0.59        0.46        0.44        0.44        0.28
  Net realized and unrealized gain (loss) on investments*             1.86        2.43        0.94       (0.45)      (0.67)
  Total from investment operations                                    2.45        2.89        1.38       (0.01)      (0.39)
Less distributions:
  Distributions from net investment income and capital paid in       (0.67)      (0.51)      (0.43)      (0.44)      (0.28)
  Distributions from net realized gain on investments sold           (0.78)      (1.09)      (1.14)      (1.18)      (0.07)
  Distributions in excess of income & gains                             --          --          --          --          --
  Total distributions                                                (1.45)      (1.60)      (1.57)      (1.62)      (0.35)
Net asset value, end of period                                  $    14.35  $    15.64  $    15.45  $    13.82  $    13.08
Total investment return                                              18.72%      20.42%       9.10%       0.03%      (2.84)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                     $2,800,127  $3,301,910  $3,430,919  $2,995,794  $2,526,703
Ratio of expenses to average net assets (%)                           0.37%       0.36%       0.36%       0.46%       0.73%
Ratio of net investment income (loss) to average net assets (%)       4.18%       2.99%       2.75%       2.86%       2.10%
Turnover rate (%)                                                   200.41%     160.57%     203.86%     199.27%     190.73%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
(1)  Excludes merger activity.

Active Bond Fund


GOAL AND STRATEGY

This is an intermediate term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities including but not limited to:

.. U.S. Treasury and agency securities;

..asset-backed and mortgage-backed securities, including commercial mortgage-backed securities;

.. corporate bonds, both U.S. and foreign (if dollar-denominated); and

.. foreign government and agency securities (if dollar-denominated).

The manager normally invests:

.. mostly in investment grade debt securities; and

.. no more than 25% of the Fund's assets in high yield bonds.

The manager seeks to identify specific bond sectors, industries and specific bonds that are attractively priced. The manager tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months. The manager uses proprietary research to identify securities that are undervalued.

The manager evaluates bonds of all quality levels and maturities from many different issuers. The Fund normally has an average credit rating of "A" or higher.

The Fund normally has 10% or less of its assets in cash and cash equivalents.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: emerging market debt securities, and certain derivatives (investments whose value is based on indices or other securities). The manager actively uses derivatives, such as futures, to adjust the Fund's average maturity and seeks to keep the Fund's interest rate sensitivity in line with the overall market.

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------


SUBADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 1995
Managed approximately $29 billion in assets at the end of 2001

FUND MANAGERS

James K. Ho, CFA
---------------------
Executive Vice President of subadviser
Joined subadviser in 1985

Benjamin A. Matthews, CFA
---------------------
Vice President of subadviser
Joined subadviser in 1995


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                                    [CHART]

  1992    1993     1994    1995   1996    1997    1998    1999     2000     2001
-------  ------  -------  -----  -----  -------  ------  ------  -------  ------
 7.70%   10.80%  (2.57)%  19.55%  4.10%  10.11%   8.23%  (0.94)%  10.45%   7.48%



Best quarter: up 7.14%, second quarter 1989 Worst quarter: down 2.51%, first quarter 1994

Average annual total returns -- for periods ending 12/31/2001*
                          Fund                Index
1 year                    7.48%               8.42%
5 years                   6.98%               7.43%
10 years                  7.32%               7.23%
Life of fund              8.00%               8.18%

Index: Lehman Brothers Aggregate Bond Index

*  Began operations on March 29, 1986.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB-/Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the Fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                                         1997      1998       1999      2000        2001
Net asset value, beginning of period                            $   9.77  $   9.95  $   9.92   $   9.12  $   9.44
Income from investment operations:
  Net investment income (loss)                                      0.71      0.69      0.67       0.64      0.58
  Net realized and unrealized gain (loss) on investments*           0.24      0.11     (0.76)      0.28      0.11
  Total from investment operations                                  0.95      0.80     (0.09)      0.92      0.69
Less distributions:
  Distributions from net investment income and capital paid in     (0.71)    (0.69)    (0.71)     (0.60)    (0.58)
  Distributions from net realized gain on investments sold         (0.06)    (0.14)       --         --        --
  Distributions in excess of income & gains                           --        --        --         --        --
Total distributions                                                (0.77)    (0.83)    (0.71)     (0.60)    (0.58)
Net asset value, end of period                                  $   9.95  $   9.92  $   9.12   $   9.44  $   9.55
Total investment return                                            10.11%     8.23%    (0.94)%    10.45%     7.48%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                     $803,770  $907,121  $850,286   $842,299  $947,514
Ratio of expenses to average net assets (%)**                       0.31%     0.29%     0.28%      0.41%     0.67%
Ratio of net investment income (loss) to average net assets (%)     7.18%     6.84%     6.97%      6.98%     5.97%
Turnover rate (%)                                                 138.29%   228.74%   182.90%    224.24%   206.80%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursements. Had such reimbursement not been made the expense ratio would have been .44% for the year ended December 31, 2001.
(1) Excludes merger activity.

Money Market Fund


GOAL AND STRATEGY

This is a money market fund that seeks to preserve capital and liquidity while also seeking to achieve a competitive yield. The Fund intends to maintain a stable net asset value of $1.00 per share.

The Fund invests in U.S. dollar denominated money market instruments rated in one of the two highest short-term credit rating categories, primarily including:

.. commercial paper and other short-term obligations of U.S. and foreign issuers
  (including asset-backed securities);

.. certificates of deposit, bank notes and other obligations of U.S. and foreign banks and other lending institutions;

.. debt securities issued by foreign governments and agencies;

.. U.S. Treasury, agency and state and local government obligations; and,

.. repurchase agreements.

The manager's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The manager seeks securities;

.. with an acceptable maturity;

.. issued by issuers on a sound financial footing;

.. that are marketable and liquid; and

.. that offer competitive yields.

The Fund only invests in individual securities with a maximum remaining maturity of 397 days (13 months). The overall weighted average maturity of the Fund's investments is 90 days or less. The Fund may invest:

.. up to 5% of assets in securities rated in the second-highest short-term category (or unrated equivalents); and

.. up to 1% of assets or $1 million (whichever is greater) in securities of a single issuer rated in the second-highest short-term category (or unrated equivalents).

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 2001
Managed approximately $311 billion in assets at the end of 2001

FUND MANAGERS

Management by investment team overseen by:

John Keogh
---------------------
Senior Vice President and Partner of subadviser
Joined subadviser in 1983

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                                    [CHART]

  1992    1993     1994    1995   1996    1997    1998    1999   2000      2001
-------  ------  -------  -----  -----  -------  ------  ------  ------  -------
 3.60%    3.41%   4.03%   5.78%  5.32%   5.38%    5.40%   5.05%  6.29%    3.93%



Best quarter: up 2.38%, second quarter 1989 Worst quarter: up 0.74%, second quarter 1993

Average annual total return -- for periods ending 12/31/2001*
                                   Fund
1 year                             3.93%
5 years                            5.22%
10 years                           4.79%
Life of fund                       6.69%

*  Began operations on March 29, 1986.

MAIN RISKS

Primary

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, yields on the Fund's investments will generally rise and prices on the Fund's investments will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of instruments held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has less interest rate risk than an intermediate-term or long-term bond fund.

Credit Risk: An issuer of an instrument held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of an instrument held by the Fund may be downgraded. In either case, the value of the instrument held by the Fund would fall. All money market instruments have some credit risk, but in general lower-rated instruments have higher credit risk.

Principal Risk: An investment in the Fund is not a bank deposit and is not guaranteed as to principal and interest. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, investors may lose money by investing in the Fund.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Secondary

None

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.**

Period ended December 31:                                         1997      1998      1999        2000       2001
Net asset value, beginning of period                            $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
Income from investment operations:
  Net investment income (loss)                                      0.05      0.05      0.04      0.06         0.04
  Net realized and unrealized gain (loss) on investments*             --        --        --        --           --
  Total from investment operations                                  0.05      0.05      0.04      0.06         0.04
Less distributions:
  Distributions from net investment income and capital paid in     (0.05)    (0.05)    (0.04)    (0.06)       (0.04)
  Distributions from net realized gain on investments sold            --        --        --        --           --
  Distributions in excess of income & gains                           --        --        --        --           --
  Total distributions                                           $  (0.05) $  (0.05)    (0.04)    (0.06)    $  (0.04)
Net asset value, end of period                                  $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
Total investment return                                             5.38%     5.40%     5.05%     6.29%(1)     3.93%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                     $229,443  $395,195  $451,235  $496,853     $745,516
Ratio of expenses to average net assets (%)                         0.33%     0.31%     0.31%     0.29%        0.32%
Ratio of net investment income (loss) to average net assets (%)     5.32%     5.29%     4.95%     6.05%        3.72%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Per share amounts have been restated to reflect a 10-for-1 stock split effective May 1, 2001.
(1) The total investment return includes the effect of the capital contribution of $0.01 per share. The total investment return without the capital contribution would have been 6.18%.

Your Account

Investments in shares of the funds

Each fund sells its shares directly to separate accounts of John Hancock, JHVLICO and other insurance companies to fund variable contracts. Each fund also buys back its shares on redemption by the separate accounts.

Under the variable contracts, a separate account buys or redeems a fund's shares based on:

.. instructions by you and other contractowners to invest or receive back monies under a contract (such as making a premium payment or surrendering a contract), and

.. the operation of a contract (such as deduction of fees and charges).

The Trust, as law permits, may:

.. refuse a buy order if the adviser believes it would disrupt management

.. suspend a fund's offer of shares, or

.. suspend a fund's redemption obligation or postpone a fund's payment of redemption proceeds for more than seven days.

Share price

Each fund sells and buys back its shares at the net asset value per share ("NAV") next computed after receipt by a separate account of a contractowner's instructions.

Each fund calculates its NAV:

.. by dividing its net assets by the number of its outstanding shares,

.. once daily as of the close of regular trading on the New York Stock Exchange
  (generally at 4 p.m. New York time) on each day the Exchange is open.

Certain funds may hold securities primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not calculate NAV. Consequently, NAV may change on days when contractowners will not be able to instruct a separate account to buy or redeem fund shares.

Valuation

The Money Market Fund values its securities at amortized cost. Each of the other funds values securities based on:

.. market quotations,

.. amortized cost,

.. valuations of independent pricing services, or

.. fair value determined in accordance with procedures approved by the Trust's trustees.

A fund may value securities at fair value where, for example:

.. market quotations are not readily available, or

.. the value of securities has been materially affected after the closing of a foreign market.

Conflicts

The Trust's trustees monitor for possible material irreconcilable conflicts among separate accounts buying shares of the funds. The Trust's net asset value could decrease, if the Trust had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

Funds' Expenses

The advisory fee paid by each fund to the adviser in 2001 was:

Funds                                              % of net assets
Large Cap Growth Fund                                   0.38%
Growth & Income Fund                                    0.67%
Managed Fund                                            0.67%
Active Bond Fund                                        0.62%
Money Market Fund                                       0.25%

The adviser pays subadvisory fees out of its own assets. No fund pays a fee to its subadviser(s). The adviser has agreed to limit each fund's annual expenses (excluding advisory fees and certain other expenses such as brokerage and taxes) to not more than 0.10 percent of the fund's average daily net assets.

Dividends and Taxes

Dividends

Each fund automatically reinvests its dividends and distributions in additional shares of the fund at NAV.

Each fund declares and pays dividends monthly, except that the Money Market Fund does so daily.

Funds generally declare capital gains distributions annually.

Taxes

Each fund must meet investment diversification and other requirements under the Internal Revenue Code, in order to:

.. avoid federal income tax and excise tax, and

.. assure the tax-deferred treatment of variable contracts under the Code.

You should read the prospectus for your variable contract for the federal income tax consequences for contractowners, including the consequences of a fund's failure to meet Code requirements.

Trust Business Structure

The diagram below shows the basic business structure of the Trust. The Trust's trustees oversee the Trust's investment and business activities and hire various service providers to carry out the Trust's operations.

22

                                   Variable
                                Contractowners

                               John Hancock and
                                    JHVLICO
                               Separate Accounts

                                   The Trust
                             Trustees oversee the
                  Trust's investment and business activities.

                              Investment Adviser
                               John Hancock Life
                               Insurance Company
                              Manages the Trust's
                            investment and business
                                  activities.

                                   Custodian
                          State Street Bank and Trust
                                    Company

                  Holds the Trust's assets, settles all Trust
                   trades and collects most of the valuation data required for calculating the Trust's
                                     NAV.

                                  Subadvisers

              Capital Guardian Trust     Putnam Investment
               Company                    Management, LLC
              Independence Investment    Wellington Management
               LLC                        Company, LLP
              John Hancock Advisers,
               LLC

                     Provide management to various funds.

APPENDIX A

Putnam Investment Management, LLC uses the U.S. Growth Equity Team to provide day to day investment management services to the Growth & Income Fund. Set forth below are the members of that team:

GROWTH & INCOME FUND


C. Beth Cotner, CFA
-------------------
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 1995
(Retiring in fourth quarter of 2002)

Jeffrey R. Lindsey, CFA
-----------------------
Managing Director of subadviser
Joined subadviser in 1994

David J. Santos
---------------
Senior Vice President of subadviser
Joined subadviser in 1986

Anthony R. Sellitto, III, CFA
-----------------------------
Senior Vice President of subadviser
Joined subadviser in 2000
Portfolio Manager, Berger Associates 1998-2000
Assistant Portfolio Manager, Crestone Capital Management 1995-1998

APPENDIX B

Capital Guardian Trust Company uses a multiple portfolio manager system in which each Fund it subadvises is divided into segments that are managed by individual portfolio managers and/or research analysts. This multiple manager approach seeks to deliver the best ideas of individual portfolio managers and analysts within each Fund. Each portfolio manager and research analyst decides how their respective segment will be invested within the limits provided by the Fund's goal and strategy and investment policies. Capital Guardian's Investment Committee determines the specific allocation to individual portfolio managers and the research analyst team. The equity portion of the Managed Fund is managed directly by the equity research analysts, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each analyst's segment will vary over time and may be based upon: (1) the level of conviction of specific research analysts as to their designated sectors; (2) industry weights within the relevant benchmark for the Fund; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research analysts compared to industry weights within the relevant benchmark. Set forth below are details regarding the multiple portfolio managers of Capital Guardian who are involved in the management of the Managed Fund:

Equity Investments:

The Equity Research team consists of the following 22 research analysts with an average of 10 years experience with Capital Guardian and 14 years of industry experience:

Gene Barron                                      Reed H. Lowenstein
Andrew F. Barth (Research Portfolio Coordinator) Karen A. Miller
Terry Berkemeier                                 Jason M. Pilalas
Steven Connell                                   Lars Reierson
Caroline E. Ford                                 Carlos A. Schonfeld
Zachary E. Guevara                               Lawrence R. Solomon
Todd S. James                                    Eric H. Stern
James S. Kang                                    Suzanne Stewart
Karin L. Larson                                  Eva Sudol
Jin Lee                                          Steven R. Wanek
John A. Longhurst                                Alan J. Wilson

Fixed Income Investments:

Christine Cronin                                 James R. Mulally
----------------                                 ----------------
Vice President of subadviser                     Senior Vice President of subadviser
Joined subadviser in 1997                        Joined subadviser in 1980

Michael Locke                                    John W. Ressner
-------------                                    ---------------
Vice President of subadviser                     Executive Vice President of subadviser
Joined subadviser in 1996                        Joined subadviser in 1988

For more information




This prospectus should be used only with a variable contract prospectus.

John Hancock Variable
Series Trust I
John Hancock Place
Boston, Massachusetts 02117

Two documents are available that offer further information on John Hancock Variable Series Trust I:

Annual/Semiannual Report to shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, and the auditors' report (in the annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (i.e., is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, or to make shareholder inquiries, please contact:

By mail:

John Hancock Variable Series Trust I
John Hancock Place
Boston, MA 02117

By phone:  1-800-732-5543

Or you may view or obtain these documents from the SEC:

In person:  at the SEC's Public Reference Room in Washington, DC

By phone:  1-202-942-8090

By mail: Office of Public Reference Securities and Exchange Commission 450 5th Street, N.W., Room 1300
Washington, DC 20549-0102
(duplicating fee required)

By e-mail:  publicinfo@SEC.gov

On the Internet:  www.sec.gov

SEC File Number:  811-4490

VSTPRO-10